UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2009

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746

(Address of Principal Executive Offices including Zip Code)
(512) 433-5200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     Mr. James M. DeCosmo, Chief Executive Officer of Forestar Group Inc. (the “Company”), and Christopher L. Nines, Chief Financial Officer of the Company, intend to make a series of investor presentations on February 19 and 20, 2009. A copy of the presentation materials to be used in the presentations is furnished as Exhibit 99.1 to this current report on Form 8-K. These presentation materials may be used in presentations to investors from time to time in the future. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934.
9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Presentation materials for Company investor presentations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.
Dated: February 18, 2009	By:	/s/ David M. Grimm
		Name:	David M. Grimm
		Title:	Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation materials for Company investor presentations